Subsequent Events	12 Months Ended
Dec. 31, 2025
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

NOTE 21 – SUBSEQUENT EVENTS

a.	In January 2026, following Twine’s insolvency as of December 2025 as described in Note 6 above, Twine filed a request with the Central District Court of the State of Israel to receive an order to commence proceedings pursuant to the Israeli Insolvency and Financial Rehabilitation Law, 2018. The motion was granted, and the Court issued an order commencing insolvency proceedings on February 10, 2026.

b.	On January 6, 2026, the Company entered into an amendment to the royalties and materials supply agreement with Wyler Farm dated May 12, 2024. Under the terms of the amendment, the Company agreed to purchase from Wyler Farm the raw materials previously acquired by Wyler for consideration of USD 34 thousand (NIS 108 thousand). In addition, the parties agreed that the Company will collect the equipment owned by the Company from Wyler Farm.

c.	Since January 1, 2026, the Company has sold 22,115 ADSs for gross proceeds of approximately $55 thousand and net proceeds of approximately $52 thousand under an At-the-Money offering agreement of August 1, 2024, with underwriter fees of approximately $2 thousand.

d.	In March 2026, the Company’s Audit Committee approved the subletting of office and meeting room space from Kaiser Kaufman law firm in Ramat Gan, Israel at an annual rate of approximately USD 33 thousand. The Company requires this space in order to meet its expanding office space needs, and due to the property’s central location.